STATEMENT OF OPERATIONS (Unaudited) - USD ($)	3 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
Operating expenses:
General and administrative	$ 20,415	$ 568,444
Professional fees	3,000	0
Consulting	0	579,375
Director compensation	0	4,410,000
Officer compensation	105,000	1,445,000
Total operating expenses	128,415	7,002,819
Loss from operations	(128,415)	(7,002,819)
Other expense:
Interest expense	(64,623)	(135,655)
Change in fair value of derivative	(36,159)	(238,205)
Loss on conversion of debt	(2,422)	0
Loss on conversion of preferred stock	(140,853)	0
Total other expense	(244,057)	(373,860)
Loss before provision for income taxes	(372,472)	(7,376,679)
Provision for income taxes	0	0
Net loss	$ (372,472)	$ (7,376,679)